Exhibit 99.1

Diamond Offshore Drilling, Inc. Rig Status Report September 16, 2014 Updated information noted in bold print

RECENT COMMITMENTS (See Body of Report For Contract Details)

No new contract commitments

	Water [1] Depth		Year [3]			Contract Dayrate	Estimated	Estimated		Planned Downtime [4] (For Periods Lasting >10 days)
Rig Name	(feet)	Type [2]	Built	Location	Operator	(USD)	Start Date	End Date	Status	3Q14 E	4Q14 E	Comments
									Totals:	311	241

Gulf of Mexico - U.S. (6)
Ocean King	300	JU IC	1973	US GOM	Gomex Energy	130,000	mid Mar 2014	late Sep 2014	Three wells + one unpriced option well	12		UWILD
Ocean Titan	350	JU 15K IC	1974	US GOM	—	—	—	—	Actively marketing
Ocean Saratoga	2,200	SS	1976	US GOM	—	—	—	—	Actively marketing
Ocean Victory	5,500	SS 15K	1997	US GOM	—	—	early Mar 2014	early Apr 2015	Actively Marketing
				Trinidad	BP	398,000	early Apr 2015	early Apr 2017	2-year term + 1-year unpriced option
Ocean Onyx	6,000	SS 15K	2014	US GOM	Apache Corporation	490,000	early Sep 2014	early Jan 2015	1-year term
				Trinidad	BG International	390,000	early Jan 2015	early May 2015	One well + option
Ocean BlackHawk	12,000	DS 15K DP	2014	US GOM	Anadarko	495,000	late May 2014	late May 2019	5-year term + unpriced option

Gulf of Mexico - Mexico (5)
Ocean Nugget	300	JU IC	1976	Mexico	Pemex	97,000	early Jul 2013	mid Aug 2016	1,136-day term
Ocean Summit	300	JU IC	1972	Mexico	Pemex	85,999	mid Sep 2012	late May 2015	985-day term		12	UWILD
Ocean Scepter	350	JU 15K IC	2008	Mexico	Pemex	158,000	early Jun 2014	early Mar 2016	639-day term
Ocean Ambassador	1,100	SS	1975	Mexico	Pemex	211,445	early Mar 2014	early Mar 2016	730-day term
Ocean Yorktown	2,850	SS	1976	Mexico	Pemex	184,000	early Jan 2012	early Mar 2015	219-day extension

North Sea / Mediterranean / W. Africa (7)
Ocean Nomad	1,200	SS	1975	UK	Dana Petroleum	330,000	mid Aug 2013	mid Aug 2015	2-year term
Ocean Guardian	1,500	SS 15K	1985	UK	Shell	350,000	mid Jul 2014	early Oct 2014	1-year extension
				UK	Shell	265,000	early Oct 2014	early Dec 2014	60-day rate swap against $350,000 rate from late-Apr to late-June
				UK	Shell	350,000	early Dec 2014	mid Jul 2015	Continuation of 1-year extension
Ocean Princess	1,500	SS 15K	1975	UK	EnQuest	300,000	late May 2014	mid Sep 2014	One-well extension
				UK	Ithaca	345,000	mid Sep 2014	mid Oct 2014	One well
				UK	EnQuest	230,000	mid Oct 2014	mid Dec 2014	One well
Ocean Patriot	3,000	SS 15K	1983	UK	—	—	Oct 2013	Oct 2014	Mobe to UK; contract prep	92
				UK	Shell	400,511	Oct 2014	Oct 2017	3-year term + 2 x 1-year unpriced options
Ocean Valiant	5,500	SS 15K	1988	Canary Islands	—	—	—	—	Actively marketing
Ocean Endeavor	10,000	SS 15K	2007	Black Sea	ExxonMobil	521,665	late Jun 2014	late Dec 2015	18-month term (dayrate incl. 50% of potential 6.6% bonus) + 6 x 6-month unpriced options.
Ocean Confidence	10,000	SS 15K DP	2001	Canary Islands	—	—	late Apr 2014	Feb 2015	Maintenance	92	92
					—	—	—	—	Actively marketing

Please refer to accompanying disclaimer as well as Diamond Offshore’s 10-K and 10-Q filings with the SEC.	Page 1 of 4

	Water [1] Depth		Year [3]			Contract Dayrate	Estimated	Estimated		Planned Downtime [4] (For Periods Lasting >10 days)
Rig Name	(feet)	Type [2]	Built	Location	Operator	(USD)	Start Date	End Date	Status	3Q14 E	4Q14 E	Comments
Australasia (5)
Ocean General	3,000	SS	1976	Indonesia	—	—	—	—	Actively marketing
Ocean Quest	4,000	SS 15K	1973	Vietnam	PVEP	198,900	late Apr 2014	early Apr 2015	Ten wells + three unpriced option wells
Ocean America	5,500	SS 15K	1988	Australia	Chevron	475,000	late Nov 2013	late May 2015	18-month term + 1-year unpriced option
Ocean Rover	8,000	SS 15K	2003	Malaysia	Murphy	465,000	early Mar 2014	early Mar 2016	2-year term + 1-year unpriced option
Ocean Monarch	10,000	SS 15K	2008	Malaysia	—	—	mid Sep 2014	early Apr 2015	Mobe; BOP recertification; contract prep		92
				Australia	Apache Corporation	425,000	early Apr 2015	early Apr 2016	One-year term, convertible to 18-month term @$410,000 + 1 year option

Brazil / S. America (12)
Ocean Spur	300	JU IC	1981	Ecuador	Saipem	30,000	mid Oct 2012	late Apr 2015	bareboat charter + 1 x 6-month priced option
Ocean Lexington	2,200	SS	1976	Trinidad	BG Intl / Centrica	300,000	early Nov 2013	early Dec 2014	Six wells
				US GOM	BG Intl / Centrica	300,000	early Dec 2014	mid Jan 2015	Demobe to US GOM
				US GOM	—	—	mid Jan 2015	mid Apr 2015	Mobe and prep
				Mexico	Pemex	160,000	mid Apr 2015	mid Apr 2018	1,092-day term
Ocean Concord	2,300	SS	1975	Brazil	Petrobras	247,788	early Jan 2008	mid Jun 2015	Remaining term (incl. 50% of potential 15% bonus)	60		5-Year Special Survey
Ocean Yatzy	3,300	SS DP	1989	Brazil	Petrobras	257,250	early Oct 2009	early Oct 2014	5-year term (incl. 50% of potential 10% bonus) + unpriced option
Ocean Winner	4,000	SS	1976	Brazil	Petrobras	283,500	mid Oct 2010	mid Mar 2015	5-year term (incl. 50% of potential 10% bonus) + unpriced option
Ocean Worker	4,000	SS	1982	Brazil	Petrobras	283,500	late Feb 2009	late Feb 2015	6-year term (incl. 50% of potential 10% bonus) + unpriced option
Ocean Alliance	5,250	SS 15K DP	1988	Brazil	Petrobras	367,089	late Jul 2010	mid Jun 2016	6-year term (incl. 50% of potential 15% bonus) + unpriced option
Ocean Star	5,500	SS 15K	1997	Brazil	—	—	mid Aug 2014	late Sept 2014	Prep for mobe	35
				US GOM	—	—	—	—	Mobe to US GOM; actively marketing		45	Mobe to US GOM
Ocean Clipper	7,875	DS 15K DP	1997	Colombia	Petrobras	425,000	late Jun 2014	mid Oct 2014	One well
				Colombia	Petrobras	—	mid Oct 2014	early Nov 2014	Mobe to Brazil
				Brazil	Petrobras	312,625	early Nov 2014	early Dec 2015	Remainder of 5-year term contract (incl. 50% of potential 5% bonus)+ unpriced option
Ocean Baroness	8,000	SS 15K	2002	Brazil	Petrobras	276,750	early Sep 2011	early Sep 2015	Converted to 5-year term (incl. 50% of potential 5% bonus) + unpriced option
Ocean Courage	10,000	SS 15K DP	2009	Brazil	Petrobras	406,850	mid Feb 2010	late Feb 2015	5-year term (incl. 50% of potential 6% bonus) + unpriced option
Ocean Valor	10,000	SS 15K DP	2009	Brazil	Petrobras	440,000	early Sep 2011	mid Oct 2015	Converted to 5-year term + unpriced option	20		5-Year Special Survey

Please refer to accompanying disclaimer as well as Diamond Offshore’s 10-K and 10-Q filings with the SEC.	Page 2 of 4

	Water [1] Depth		Year [3]			Contract Dayrate		Estimated	Estimated		Planned Downtime [4] (For Periods Lasting >10 days)
Rig Name	(feet)	Type [2]	Built	Location	Operator	(USD)		Start Date	End Date	Status	3Q14 E	4Q14 E	Comments
Rigs Under Construction (5)
Ocean BlackHornet	12,000	DS 15K DP	2014	S. Korea	—	—		Q1 2011	Q1 2015	Hyundai shipyard; commissioning; mobe; acceptance
				US GOM	Anadarko	495,000		Q1 2015	Q1 2020	5-year term + unpriced option
Ocean BlackRhino	12,000	DS 15K DP	2014	S. Korea	—	—		Q2 2011	Q1 2015	Hyundai shipyard; commissioning; mobe; acceptance
				TBD	Murphy	550,000		Q1 2015	Q4 2015	265-day term; prior to commencement of contract, may be converted into 2-year term at $500,000/day or 3-year term at $485,000/day
Ocean BlackLion	12,000	DS 15K DP	2015	S. Korea	—	—		Q2 2012	Q2 2015	Hyundai shipyard; commissioning; mobe; acceptance
Ocean Apex	6,000	SS 15K	2014	Singapore	—	—		Q3 2012	late Q4 2014	Jurong shipyard; commissioning; mobe; acceptance
				Vietnam	ExxonMobil	485,000		late Q4 2014	Q1 2015	One well
Ocean GreatWhite	10,000	SS 15K DP	2016	S. Korea	—	—		Q3 2013	H2 2016	Hyundai shipyard; commissioning; mobe; acceptance
				Australia	BP	585,000	*	H2 2016	H2 2019	3-year term + 2 x 1-year priced options (@ 585,000 + escalations); *Dayrate to increase for customer-requested equipment additions

COLD STACKED (4)
Ocean New Era	1,500	SS	1974	US GOM	—	—		—	—	Stacked
Ocean Whittington	1,650	SS	1974	US GOM	—	—		—	—	Stacked
Ocean Epoch	3,000	SS	1977	Malaysia	—	—		—	—	Stacked
Ocean Vanguard	1,500	SS 15K	1982	UK	—	—		—	—	Actively marketing

NOTES

(1.) Water Depth refers to the rig’s rated operating water depth capability. Often, rigs are capable of drilling or have drilled in greater water depths.

(2.) Rig Type and capabilities: JU=Jack-up; SS=Semisubmersible; DS=Drillship; 15K=15,000 PSI Well-Control System; DP=Dynamically Positioned Rig; IC=Independent-Leg Cantilevered Rig.

(3.) Year Built represents when rig was (or is expected to be) built and originally placed in service or year redelivered with significant enhancements that enabled the rig to be classified within a different floater category than when originally constructed.

(4.) Planned Downtime only includes downtime periods that as of this report date are, or have been, planned and estimable and do not necessarily reflect actual downtime experienced. Additional downtime may be experienced in the form of possible mobes for new jobs not yet contracted, possible acceptance testing at new jobs, and unplanned maintenance and repairs. Survey start times may also be accelerated or delayed for various reasons.

General Notes

Average Utilization: Assume rates of 92% for DP units, 96% for conventionally moored rigs, and 98% for jack-ups. Rig utilization rates can be adversely impacted by additional downtime due to unscheduled repairs and maintenance, and other factors.

Options should be assumed to be unpriced unless otherwise indicated.

Dayrates Exclude Mobe. Mobe revenues (if any) and expenses are deferred and amortized over the life of the contract, in most cases. Mobe costs are generally offset by mobe revenues.

Survey Costs: During surveys, normal operating expense will be incurred, plus additional costs.

US GOM=U.S. Gulf of Mexico

UWILD=Under Water in Lieu of Dry-dock rig inspection.

Please refer to accompanying disclaimer as well as Diamond Offshore’s 10-K and 10-Q filings with the SEC.	Page 3 of 4

Diamond Offshore Drilling, Inc. Rig Status Report

Forward-Looking Statements: This report contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, without limitation, any statement that may project, indicate or imply future results, events, performance or achievements, and may contain or be identified by the words “expect,” “intend,” “plan,” “predict,” “anticipate,” “estimate,” believe,” “should,” “could,” “may,” “might,” “will,” “will be,” “will continue,” “will likely result,” “project,” “budget,” “forecast,” and similar expressions. Statements by the Company in the rig status report that contain forward-looking statements include, but are not limited to, statements regarding the current term, future dayrates, future status, start and end dates, and comments concerning future contracts and availability, future contract opportunites and termination rights, letters of intent, utilization, surveys, downtime and other aspects of the Company’s drilling rigs, as well as statements concerning customer discussions and outcomes thereof, the impact of these and related events on our operations and revenues, rigs being upgraded or to be upgraded and rigs under construction. Such statements are inherently subject to a variety of assumptions, risks and uncertainties that could cause actual results to differ materially from those anticipated or projected. A discussion of the risk factors that could impact these areas and the Company’s overall business and financial performance can be found in the Company’s reports and other documents filed with the Securities and Exchange Commission. These factors include, among others, general economic and business conditions, contract cancellations, customer bankruptcy, operating risks, casualty losses, industry fleet capacity, changes in foreign and domestic oil and gas exploration and production activity, competition, changes in foreign, political, social and economic conditions, regulatory initiatives and compliance with governmental regulations, customer preferences and various other matters, many of which are beyond the Company’s control. Given these concerns, investors and analysts should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the rig status report, and the Company undertakes no obligation to publicly update or revise any forward-looking statement.